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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 30, 1998
                                                   --------------

                          THE SHERWIN-WILLIAMS COMPANY
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             (Exact name of registrant as specified in its charter)


         Ohio                                 1-4851                               34-0526850
   ---------------                      ----------------               ---------------------------------
   (State or other                      (Commission File               (IRS Employer Identification No.)
   jurisdiction of                            Number)
   incorporation)


                 101 Prospect Avenue, N.W., Cleveland, Ohio 44115
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                (Address of principal executive offices) (zip code)


Registrant's telephone number, including area code:  (216) 566-2000
                                                     --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.     Other Events.
            ------------

         Effective December 31, 1997, The Sherwin-Williams Company (the "Company") adopted Statement of Financial Accounting Standards (SFAS) No. 128, "Earnings Per Share", which replaced the calculation of primary earnings per share and fully diluted earnings per share with basic earnings per share and diluted earnings per share. SFAS No. 128 requires that all prior-period earnings per share data presented in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 be restated to conform to SFAS No. 128. On March 11, 1998, the Company filed its Annual Report on Form 10-K for the fiscal year ended December 31, 1997. In accordance with Item 601(c)(2) of
Regulation S-K, the Company is filing this Current Report on Form 8-K to restate the Company's Financial Data Schedules for the fiscal years ended
December 31, 1995 and December 31, 1996 and for the quarterly periods ended March 31, 1996, June 30, 1996, September 30, 1996, March 31, 1997, June 30, 1997
and September 30, 1997. The Restated Financial Data Schedules filed as exhibits hereto conform to the restated prior-period earnings per share data presented in the Company's Annual Report on Form 10-K for the fiscal year ended
December 31, 1997.


Item 7.     Financial Statements and Exhibits.
            ---------------------------------

       (c)  Exhibits:
            --------

            Exhibit
            Number      Exhibit
            ------      -------

            27.1        Restated Financial Data Schedule for the fiscal year ended December
                        31, 1995 (filed herewith).

            27.2        Restated Financial Data Schedule for the fiscal year ended December
                        31, 1996 and the quarterly periods ended March 31, 1996,
                        June 30, 1996 and September 30, 1996 (filed herewith).

            27.3        Restated Financial Data Schedule for the quarterly periods ended
                        March 31, 1997, June 30, 1997 and September 30, 1997
                        (filed herewith).


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
                                   SIGNATURE
                                   ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        THE SHERWIN-WILLIAMS COMPANY



March 30, 1998                          By:   /s/   L.E. Stellato
                                           ----------------------
                                           L.E. Stellato
                                           Vice President, General Counsel and
                                           Secretary

                                INDEX TO EXHIBITS
                                -----------------

EXHIBIT NO.          EXHIBIT
-----------          -------

       27.1          Restated Financial Data Schedule for the fiscal year ended December 31,
                     1995 (filed herewith).

       27.2          Restated Financial Data Schedule for the fiscal year ended December 31,
                     1996 and the quarterly periods ended March 31, 1996, June 30, 1996 and
                     September 30, 1996 (filed herewith).

       27.3          Restated Financial Data Schedule for the quarterly periods ended
                     March 31, 1997, June 30, 1997 and September 30, 1997 (filed herewith).



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